UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 18, 2006
Date of Report (date of earliest event reported)

RAINING DATA CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-16449	94-3046892
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

25A Technology Drive Irvine, California
(Address of principal executive offices)

(949) 442-4400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On July 24, 2006, Raining Data Corporation (the “Company”) issued a press release announcing its financial results for the fiscal year ended March 31, 2006.  Attached to this report as Exhibit 99.1 is a copy of the press release.

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the delay in the filing of its Form 10-KSB for the fiscal year ended March 31, 2006, the Company received a Nasdaq Stock Market (“Nasdaq”) Staff Determination letter (the “Staff Determination Letter”) on July 18, 2006 indicating that the Company was not in compliance with Nasdaq Marketplace Rule 4310(c)(14).  Nasdaq Marketplace Rule 4310(c)(14) requires the Company to file with Nasdaq copies of all reports filed or required to be filed with the U.S. Securities and Exchange Commission (the “SEC”).  The Nasdaq Staff Determination Letter stated that as a result of the Company’s non-compliance with Nasdaq Marketplace Rule 4310(c)(14), the Company’s securities would be delisted from Nasdaq at the opening of business on July 27, 2006, unless the Company requested a hearing in accordance with Nasdaq Marketplace Rules.  Attached to this report as Exhibit 99.1 is a copy of the press release issued by the Company announcing its receipt of the Staff Determination Letter from Nasdaq.

On July 24, 2006, the Company filed its Form 10-KSB for the fiscal year ended March 31, 2006 and received a letter from Nasdaq stating that, as a result of the filing of such Form 10-KSB, the Nasdaq Staff has determined that the Company complies with Nasdaq Marketplace Rule 4310(c)(14) and, accordingly, this matter is now closed.  Attached to this report as Exhibit 99.2 is a copy of the press release issued by the Company announcing its receipt of such Nasdaq letter.

As previously announced, the Company delayed filing its Form 10-KSB to permit the Company to restate its consolidated financial statements for the years ended March 31, 2004 and 2005.  The restatement adjustments related to an error in adopting SFAS No. 142, “Goodwill and Other Intangible Assets,” in 2003, and an error in accounting for foreign net operating loss carryforwards acquired in a business combination.

Item 9.01.  Exhibits

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by the Company dated July 24, 2006.

99.2	Press Release issued by the Company dated July 24, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated July 24, 2006	RAINING DATA CORPORATION

	By:	/s/ THOMAS LIM
Thomas Lim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the Company dated July 24, 2006.

99.2	Press Release issued by the Company dated July 24, 2006.